                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (Date of earliest event reported):   February 8, 2000
                                                    ............................

                       TELAXIS COMMUNICATIONS CORPORATION
 ...............................................................................
             (Exact name of registrant as specified in its charter)


    Massachusetts             000-29053                   04-2751645
 ......................  ....................    ................................
   (State or other           (Commission               (I.R.S. Employer
    jurisdiction            File Number)              Identification No.)
  of incorporation)




                            20 Industrial Drive East
                      South Deerfield, Massachusetts 01373

 ...............................................................................
                    (Address of principal executive offices)


                                                     (413) 665-8551
Registrant's telephone number, including area code..............................


 ...............................................................................
         (Former name or former address, if changed since last report.)
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Item 2. Acquisition or Disposition of Assets
--------------------------------------------

         On February 8, 2000, Telaxis Communications Corporation ("Telaxis") sold its Millitech Division to MMW Acquisition, LLC (to be renamed Millitech,
LLC) ("Millitech") pursuant to an Asset Purchase Agreement, dated as of that date (the "Asset Purchase Agreement"). The Millitech Division contained the millimeter-wave components and assemblies business as well as the military satellite communications antenna business of Telaxis. As consideration for the sale, Telaxis received $1,750,000 in cash, a subordinated note in the amount of $1,210,000, a ten percent (10%) equity interest in Millitech, and a seat on the management advisory board of Millitech for at least three years. In addition, Telaxis retained title to assets consisting of inventory and equipment with a value of approximately $362,000 which will be transferred to Millitech over time. In addition, Millitech placed $240,000 into escrow pending resolution of a zoning issue. Telaxis will only receive the escrowed amount if the issue is favorably resolved as described in the Asset Purchase Agreement. The purchase price is subject to post-closing adjustment. Telaxis and Millitech agreed not to compete with the other's business. Telaxis is subleasing a portion of its facilities to Millitech for up to three months.

Item 7.  Financial Statements and Exhibits
-----------------------------------------

         (c)      Exhibits

                  99.1 Press Release regarding Sale of Millitech Division dated February 11, 2000

                  99.2 Asset Purchase Agreement, dated as of February 8, 2000, between Telaxis Communications Corporation and MMW Acquisition, LLC

                  99.3 Promissory Note, dated February 8, 2000, from MMW Acquisition, LLC in favor of Telaxis Communications Corporation in principal amount of $1,210,000
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                    TELAXIS COMMUNICATIONS CORPORATION



Date:  February 11, 2000            By:  /s/ John L. Youngblood
                                      ----------------------------
                                         John L. Youngblood, President and
                                         Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

                Exhibit
                -------
                  99.1 Press Release regarding Sale of Millitech Division dated February 11, 2000

                  99.2 Asset Purchase Agreement, dated as of February 8, 2000, between Telaxis Communications Corporation and MMW Acquisition, LLC

                  99.3 Promissory Note, dated February 8, 2000, from MMW Acquisition, LLC in favor of Telaxis Communications Corporation in principal amount of $1,210,000